EXHIBIT 10.3

                             SUBORDINATION AGREEMENT

         THIS SUBORDINATION AGREEMENT (this "Agreement"), dated as of December __, 2007, is made and given by [__________________], (the "Junior Creditor") in favor of PALA INVESTMENTS HOLDINGS LIMITED, a [____________________] limited liability company (the "Senior Creditor").

                                    RECITALS:

         A. Reclamation Consulting and Applications, Inc., a Colorado corporation (the "Borrower"), is or may become indebted to the Junior Creditor by reason of loans or other extensions of credit made or to be made by the Junior Creditor to the Borrower.

         B. The Borrower is now, or may hereafter be, indebted to the Senior Creditor as a result of the advance of monies and other extensions of credit by the Senior Creditor to the Borrower under agreements or arrangements for the extension of financial accommodations now, heretofore or hereafter in effect.

         C. The Junior Creditor acknowledges that the loan or advance of monies or other extensions of any financial accommodation or credit to the Borrower by the Senior Creditor is of value to the Junior Creditor.

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged by the Junior Creditor, and in order to induce the Senior Creditor to make loans or extend credit or any other financial accommodation to or for the benefit of the Borrower, or to grant such renewals or extension thereof as the Senior Creditor may deem advisable, and to better secure the Senior Creditor in respect of the foregoing, the Junior Creditor hereby agrees as follows:

         Section 1. DEFINITIONS, RULES OF CONSTRUCTIONS.

                  1(a) For purpose of this Agreement, the following terms shall have the following meanings:

                  "BANKRUPTCY CODE" shall mean 11 U.S.C. 101 et seq., as amended from time to time.

                  "BORROWER" shall mean Reclamation Consulting and Applications, Inc. and any successor (including a debtor-in-possession under the Bankruptcy Code), assignee, receiver, trustee or estate thereof.

                  "DEFAULT" shall mean any event which with the giving of notice or lapse of time, or both, would become an Event of Default.

                  "EVENT OF DEFAULT" shall mean (i) any failure of the Borrower to pay when due (whether at the date scheduled therefor or earlier upon acceleration) or when demanded (with respect to any obligation payable on demand) any item constituting Senior Debt, (ii) the occurrence of any other event constituting a default under the terms of any of the Senior Debt, or (iii) any event shall occur or condition shall exist and shall continue for more than the period of grace, if any, applicable thereto and shall have the effect of causing, or permitting the Senior Creditor or any subsequent holder of Senior Debt to cause, any item of Senior Debt to become due prior to its stated maturity or to realize upon any collateral given as security therefor.

                  "JUNIOR CREDITOR" shall mean [________________] and any successor thereto (including a debtor-in-possession under the Bankruptcy Code), assignee, receiver, trustee or estate thereof.

                  "PERSON" shall mean an individual, corporation, association, partnership, limited partnership, trust, organization, individual or government or any governmental agency or any political subdivision thereof.

                  "SENIOR CREDITOR" shall mean Pala Investments Holdings Limited, its successors and its assignees with respect to any of the Senior Debt.

                  "SENIOR DEBT" shall mean all liabilities and obligations of the Borrower to the Senior Creditor howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising or incurred, including, without limitation, any and all interest accruing on any of the Senior Debt after the commencement of any proceedings referred to in Section 4 hereof, notwithstanding any provision or rule of law which might restrict the rights of the Senior Creditor, as against the Borrower or anyone else, to collect such interest.

                  "SUBORDINATED DEBT" shall mean all liabilities and obligations of the Borrower to the Junior Creditor, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising or incurred, under any written or unwritten agreement.

                  1(b) In this Agreement, in the computation of a period of time from a specified date to a later specified date, unless otherwise stated the word "from" means "from and including" and the word "to" or "until" each means "to but excluding."

                  1(c) Other terms may be defined in other parts of this Agreement. All references to agreements and other contractual instruments shall be deemed to include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms, and all references to Persons shall be deemed to include their permitted successors and assigns.

Unless the context in which used herein otherwise clearly requires, "or" has the inclusive meaning represented by the phrase "and/or." All incorporations by reference of covenants, terms, definitions or other provisions from other agreements are incorporated into this Agreement as if such provisions were fully set forth herein, and include all necessary information and related provisions from such other agreements, and all such covenants, terms, definitions or other provisions from other agreements incorporated into this Agreement by reference shall survive any termination of such other agreements until the Senior Debt has been paid in full and all financing arrangements between the Borrower and the Senior Creditor shall have been terminated.

         Section 2. STANDBY; SUBORDINATION. The payment and performance of the Subordinated Debt is hereby subordinated to the payment and performance of the Senior Debt, and the Junior Creditor will not take or receive from the Borrower or any other Person liable for all or any part of the Senior Debt, by setoff or in any other manner, the whole or any part of the Subordinated Debt, or any monies which may now or hereafter be owing in respect of the Subordinated Debt (whether such amounts represent principal or interest, or obligations which are due or not due, direct or indirect, absolute or contingent), including, without limitation, taking any security for any of the foregoing, or the taking of any negotiable instrument therefor, unless and until all of the Senior Debt shall have been fully paid and satisfied and all financing arrangements between the Borrower and Senior Creditor have been terminated, except that the Junior Creditor may (i) accept scheduled payments (but not cash prepayments without the Senior's Creditor prior written approval) of principal and interest required to be paid under that certain [INSERT TITLE OF SPECIFIC NOTE] (the "Junior Debt Instrument"), or convert the principal and interest into shares of Borrower's common stock is so permitted by the terms thereof , so long as no Event of Default has occurred and is continuing or will occur as a result of or immediately following any such payment, (ii) take any against the Borrower or the property of the Borrower permissible under applicable law or the Junior Debt Instrument in the event of a material breach by the Borrower of its obligations under the Junior Debt Instrument , provided that in such event Junior Creditor shall first provide Senior Creditor with ten (10) business days prior written notice. All liens and security interests of the Junior Creditor in any assets of the Borrower or any assets securing the Senior Debt shall be and hereby are subordinated to the rights and interests of the Senior Creditor, if any, in those assets. The Junior Creditor warrants and agrees that (a) the Junior Creditor hereafter will not accept any additional security for the Subordinated Debt from the Borrower, except pursuant to section 6.2.1 of the Secured Convertible Debenture between the Senior Creditor and the Borrower dated as of [_______] (the "Debenture Agreement"); and (b) in the event the Junior Creditor does obtain any additional security for the Subordinated Debt in violation thereof, (i) the Junior Creditor shall have no right to possession of any such assets or to foreclose upon any such assets, whether by judicial action or otherwise, unless and until all the Senior Debt shall have been fully paid and satisfied and all financing arrangements between the Borrower and Senior

Creditor have been terminated, and (ii) at the request of the Senior Creditor, the Junior Creditor shall execute and deliver to the Senior Creditor such termination statements and releases as the Senior Creditor shall reasonably request to release the Junior Creditor's additional security interest in or lien against such property. The Junior Creditor acknowledges and agrees that, to the extent the terms and provisions of this Agreement are inconsistent with any agreement or understanding between the Junior Creditor and the Borrower, such agreement or understanding shall be subject to this Agreement.

         Section 3. SUBORDINATED DEBT OWED ONLY TO THE JUNIOR CREDITOR. The Junior Creditor warrants and represents that the Junior Creditor has not previously assigned any interest in the Subordinated Debt, that no other Person owns an interest in the Subordinated Debt (whether as joint holders of Subordinated Debt, participants or otherwise) and that the entire Subordinated Debt is owing only to the Junior Creditor. The Junior Creditor further covenants that the entire Subordinated Debt shall continue to be owing only to the Junior Creditor unless it is assigned to a Person who agrees with the Senior Creditor to be bound by the subordination provisions set forth herein.

         Section 4. PRIORITY. In the event of (a) any distribution, division, or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any substantial part of the assets of the Borrower or the proceeds thereof to the creditors of the Borrower or to their claims against the Borrower, or (b) any readjustment of the debt or obligations of the Borrower by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors involving the readjustment of all or any substantial part of the Senior Debt or Subordinated Debt, or the application of the assets of the Borrower to the payment or liquidation thereof, or (c) the dissolution or other winding up of the business of the Borrower, or (d) the sale of all or substantially all of the assets of the Borrower, THEN, and in any such event, the Senior Creditor shall be entitled to receive payment in full of all of the Senior Debt prior to the payment of all or any part of the Subordinated Debt.

         Section 5. PAYMENTS RECEIVED BY THE JUNIOR CREDITOR. If the Junior Creditor receives any payment or distribution or security or instrument or proceeds thereof upon or with respect to the Subordinated Debt prior to the payment in full of the Senior Debt and termination of all financing arrangements between the Borrower and the Senior Creditor, except as otherwise permitted hereunder, the Junior Creditor shall receive and hold the same in trust, as trustee, for the benefit of the Senior Creditor and shall forthwith deliver the same to the Senior Creditor in precisely the form received (except for the endorsement or assignment by the Junior Creditor where necessary), for application on any of the Senior Debt, due or not due and, until so delivered, the same shall be held in trust by the Junior Creditor as the property of the Senior Creditor. In the event of the failure of the Junior Creditor to make any such endorsement or assignment to the Senior Creditor, the Senior Creditor, or any of its officers or employees, is hereby irrevocably authorized to make the same.

         Section 6. CONTINUING NATURE OF SUBORDINATION. This Agreement shall be effective and may not be terminated or otherwise revoked by the Junior Creditor until the Senior Debt shall have been fully paid and discharged and all financing arrangements between the Borrower and the Senior Creditor have been terminated. This is a continuing agreement of subordination and the Senior Creditor may continue, at any time and without notice to the Junior Creditor, to extend credit or other financial accommodations and loan monies to or for the benefit of the Borrower in reliance hereon. No obligation of the Junior Creditor hereunder shall be affected by the death or incapacity of, or written revocation by, the Junior Creditor or any other subordinated party, pledgor, endorser, or guarantor, if any. The Junior Creditor hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the Senior Lender's remedies permitted by applicable law or agreement.

         Section 7. ADDITIONAL AGREEMENTS BETWEEN SENIOR CREDITOR AND BORROWER. The Senior Creditor, at any time and from time to time, may enter into such agreement or agreements with the Borrower as the Senior Creditor may deem proper, increasing the amount of, extending the time of payment of or renewing or otherwise altering the terms of all or any of the Senior Debt or affecting any security underlying any or all of the Senior Debt, and may exchange, sell, release, surrender or otherwise deal with any such security, without in any way thereby impairing or affecting this Agreement.

         Section 8. BANKRUPTCY ISSUES. If the Borrower becomes the subject of proceedings under the Bankruptcy Code and if the Senior Creditor desires to permit the use of cash collateral or to provide financing to the Borrower under either Section 363 or Section 364 of the Bankruptcy Code, the Junior Creditor agrees that adequate notice of such financing to the Junior Creditor, if required under applicable law, shall have been provided if the Junior Creditor receives notice two (2) business days prior to entry of any order approving such cash collateral usage or financing. Notice of a proposed financing or use of cash collateral shall be deemed given upon the sending of such notice to the Junior Creditor in the manner specified in Section 19. All allocations of payments between the Senior Creditor and the Junior Creditor shall continue to be made after the filing of a petition under the Bankruptcy Code on the basis provided in this Agreement. The Junior Creditor agrees not to assert any right it may have to "adequate protection" in any Bankruptcy proceeding without the prior written consent of the Senior Creditor. The Junior Creditor waives any claim the Junior Creditor may now or hereafter have against the Senior Creditor arising out of the Senior Creditor's election, in any proceeding instituted under Chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code by the Borrower, as debtor in possession, or by a trustee. To the extent that the Senior Creditor receives payments on, or proceeds of any collateral for, the Senior Debt which are subsequently avoided, invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any Bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Senior Debt, or part thereof, intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by the Senior Creditor.

         Section 9. INSTRUMENT LEGEND; NO AMENDMENTS TO SUBORDINATED INSTRUMENTS. Within five business days of the Effective Date, any agreement or instrument evidencing the Subordinated Debt, or any portion thereof, which has been or is hereafter executed by the Borrower will, on the date hereof or the date of execution, be inscribed with a legend conspicuously indicating that payment thereof is subordinated to the claims of the Senior Creditor pursuant to the terms of this Agreement. The Junior Creditor will not agree to any amendment, restatement or other modification of any such instrument or agreement or any other agreement or document evidencing the Subordinated Debt without the prior written consent of the Senior Creditor, except as otherwise provided in section 6.2.1 of the Debenture Agreement.

         Section 10. WAIVERS. The Senior Debt shall be deemed to have been made or incurred in reliance upon this Agreement. The Junior Creditor expressly waives all notice of the acceptance by the Senior Creditor of the subordination and other provisions of this Agreement and all other notices not specifically required pursuant to the terms of this Agreement whatsoever, and the Junior Creditor expressly waives reliance by the Senior Creditor upon the subordination and other agreements as herein provided. The Junior Creditor agrees that the Senior Creditor has made no warranties or representations with respect to the collectability of the Senior Debt.

         Section 11. FINANCIAL CONDITION OF BORROWER; OTHER ACTIONS BY THE SENIOR CREDITOR. The Junior Creditor hereby assumes responsibility for keeping informed of the financial condition of the Borrower, any and all endorsers and any and all guarantors of the Subordinated Debt and of all other circumstances bearing upon the risk of nonpayment of the Senior Debt and/or the Subordinated Debt that diligent inquiry would reveal. The Junior Creditor hereby agrees that the Senior Creditor shall have no duty to advise the Junior Creditor of information known to the Senior Creditor regarding such condition or any such circumstances. In the event the Senior Creditor, in its sole discretion, undertakes, at any time or from time to time, to provide any such information to the Junior Creditor, the Senior Creditor shall be under no obligation (i) to provide any such information to the Junior Creditor on any subsequent occasion,
(ii) to undertake any investigation not a part of its regular business routine, or (iii) to disclose any information which, pursuant to its usual practices, the Senior Creditor wishes to maintain confidential. The Junior Creditor hereby agrees that all payments received by the Senior Creditor may be applied, in whole or in part, to any of the Senior Debt, as the Senior Creditor, in its sole discretion, deems appropriate and assents to any extension or postponement of the time of payment of the Senior Debt or to any other indulgence with respect thereto, to any substitution, exchange or release of collateral which may at any time secure the Senior Debt and to the addition or release of any other Person primarily or secondarily liable therefor.

         Section 12. SUBROGATION. When the Senior Debt shall have been fully paid and discharged and all financing arrangements between the Borrower and the Senior Creditor have been terminated, the Junior Creditor shall be subrogated to the rights of the Senior Creditor to receive payments or distribution of assets of the Borrower made on such Senior Debt until the principal of and premium, if any, and interest on (and any other amounts due with respect to) the Subordinated Debt shall be paid in full. For the purposes of such subrogation, no payments or distributions to the Senior Creditor of any cash, property or securities to which the Junior Creditor would be entitled except for these provisions shall, as between the Borrower, its creditors other than the Senior Creditor, and the Junior Creditor, be deemed to be a payment by the Borrower to or on account of Senior Debt, it being understood that these provisions in this Section are used, and are intended, solely for the purpose of defining the relative rights of the Junior Creditor, on the one hand, and the Senior Creditor, on the other hand.

         Section 13. SENIOR CREDITOR'S WAIVERS. No failure on the part of the Senior Creditor in exercising any power or right hereunder will operate as a waiver of the power or right nor will any single or partial exercise of such right or power preclude exercise of any other right or power hereunder. No amendment, modification or waiver of any condition of this Agreement or consent to any departure by the Junior Creditor therefrom will be effective unless it is in writing signed by the Senior Creditor. No notice to or demand on the Junior Creditor will entitle the Junior Creditor to any other further notice or demand in similar or other circumstances unless specifically provided for in this Agreement.

         Section 14. TIME. Time is of the essence in the performance of this Agreement.

         Section 15. FURTHER ASSURANCES. The parties to this Agreement will do, execute and deliver or will cause to be done, executed and delivered all such further acts, documents and things as may be reasonably required for the purpose of giving effect to this Agreement.

         Section 16. ASSIGNMENT. The Junior Creditor may not assign this Agreement or its interest herein or any part hereof except with the prior written consent of the Senior Creditor. The Senior Creditor may assign this Agreement, or its interest in this Agreement or any part hereof upon ten (10) days' written notice to the Junior Creditor.

         Section 17. SURVIVAL. All representations and warranties contained in this Agreement or in any other agreement between the Junior Creditor and the Senior Creditor shall survive the execution, delivery and performance of this Agreement.

         Section 18. CUMULATIVE REMEDIES. All rights and remedies of the Senior Creditor shall be cumulative and may be exercised singularly or concurrently, at the Senior Creditor's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other.

         Section 19. NOTICES. All notices, requests, demands and other communications to be given hereunder shall be in writing and shall be deemed to have been duly given on the date of personal service or transmission by fax if such transmission is received during the normal business hours of the addressee, or on the first business day after sending the same by overnight courier service or by telegram, or on the third business day after mailing the same by first class mail, or on the day of receipt if sent by certified or registered mail, addressed as set forth below, or at such other address as any party may hereafter indicate by notice delivered as set forth in this Section 19:

         If to the Junior Creditor:         _________________________
                                            _________________________
                                            _________________________
                                            _________________________


         If to the Senior Creditor:         Pala Investments Holdings Limited
                                            12 Castle Street
                                            St. Helier
                                            Jersey
                                            JE2 3RT
                                            Channel Islands
                                            Attn:    Ms. Susan Garrod, Director

         With a copy to :                   Pala Investments AG
                                            Dammstrasse 19
                                            6300 Zug
                                            Switzerland
                                            Attn:    Mr. Jan Castro,
                                                     Managing Director

         Section 20. AMENDMENTS. This Agreement may be amended, waived, discharged or terminated only with the agreement of the party against whom enforcement of the amendment, waiver, discharge or termination is sought and only in writing signed by both parties to this Agreement and subject to the same governing law and venue as stated in Section 22 hereof.

         Section 21. COUNTERPART AND FAX EXECUTION. This Agreement may be executed in two or more counterparts and by fax transmission, each of which will be deemed to be an original and all of which will constitute one agreement, effective as of the date given above.

         Section 22. GOVERNING LAW AND VENUE. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California applicable to the performance and enforcement of contracts made within such state, without giving effect to the law of conflicts of laws applied thereby. In the event that any dispute shall occur between the parties arising out of or resulting from the construction, interpretation, enforcement or any other aspect of this Agreement, the parties hereby agree to accept the exclusive jurisdiction of the Courts of the State of California sitting in and for the County of Orange.

         Section 23. SEVERABILITY. If any one or more of the provisions contained in this Agreement is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

         Section 24. PARTIES IN INTEREST. This Agreement inures to the benefit of and is binding on the parties hereto and their respective successors and permitted assigns.

         Section 25. HEADINGS AND MARGINAL REFERENCES. The division of this Agreement into sections, subsections, paragraphs and subparagraphs and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Agreement.

         Section 26. ACKNOWLEDGMENT. The Junior Creditor hereby acknowledges that (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement, (b) the Senior Creditor has no fiduciary relationship to the Junior Creditor, and (c) no joint venture exists between the Junior Creditor and the Senior Creditor.

         Section 27. ENTIRE AGREEMENT. This Agreement, together with the Schedules and Exhibits referred to herein which are incorporated herein by this reference, and the agreements referred to herein, supersedes all prior agreements and understandings and shall constitute the entire agreement between the parties hereto with respect to the transactions contemplated hereby.

                             SIGNATURES ON NEXT PAGE

         IN WITNESS WHEREOF, this instrument has been signed as of the date first set forth above.

                                                     THE JUNIOR CREDITOR:

                                                     [                       ]



                                                     By:   _____________________
                                                     Name: _____________________
                                                     Title:_____________________


Accepted:


PALA INVESTMENTS HOLDINGS LIMITED



By:  __________________
Name:__________________
Title:_________________


                          ACCEPTANCE AND ACKNOWLEDGMENT
                          -----------------------------

The Borrower named above hereby accepts, and acknowledges receipt of a copy of, the foregoing Subordination Agreement and agrees that it will not pay any of the "Subordinated Debt" (as defined in the foregoing Agreement) or grant any security therefor, except as the foregoing Agreement provides.

                                                     RECLAMATION CONSULTING AND
                                                     APPLICATIONS, INC.



                                                     By:   _____________________
                                                     Name: _____________________
                                                     Title:_____________________